UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

ANNUAL REPORT September 30, 2019

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Strategic Municipals, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Strategic Municipals, Inc. (formerly, Dreyfus Strategic Municipals, Inc.), covering the 12-month period from October 1, 2018 through September 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period. Despite the turbulence, several major U.S. equity indices posted modestly positive returns for the 12-month period. In general, small-cap stocks lagged their mid- and large-cap counterparts and non-U.S. markets trailed U.S. performance.

In fixed-income markets, October 2018 brought a risk-off mentality, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July and in mid-September, the Fed cut the federal funds rate by 25 basis points, for a total reduction of 50 basis points thus far in 2019. Both the U.S. and Global Bloomberg Barclays Aggregate Bond Indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through September 30, 2019, as provided by Daniel Rabasco and Jeffrey Burger, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2019, BNY Mellon Strategic Municipals, Inc. (formerly, Dreyfus Strategic Municipals, Inc.) produced a total return of 10.51% on a net-asset-value basis and 20.59% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.42 per share, which reflects a distribution rate of 4.90%.2

Municipal bonds rose during the reporting period in response to positive supply-and-demand dynamics and a shift by the Federal Reserve (the “Fed”) to a more dovish stance. The municipal market also benefited as investors grew more concerned about the global economy, resulting in a “flight to quality.” The fund’s performance was enhanced by yield-curve positioning and security selection.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of bonds, and in the two highest rating categories or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early-redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially gains or losses, especially those among the longest maturities.

Strong Demand Drove the Market

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound, including slowing economic momentum and a relaxing of what had been a hawkish stance by the Fed. Mixed economic data was advantageous for the market, as it made the relative safety of municipal bonds more attractive. It also led the Fed to cut the federal funds rate by a quarter point twice during the reporting period. A flight to quality driven by concerns about global growth and Brexit was also advantageous.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Throughout the reporting period, the municipal bond market benefited from robust demand by investors in states with high income-tax rates. These investors began moving increasingly into municipal bonds in 2018 as a way to shelter income from federal taxes. The Tax Cuts and Jobs Act of 2017 capped the federal deductibility of state and local taxes, increasing the tax burden for many in high-tax states. The surge in demand persisted in 2019 and flows into retail mutual funds have been positive for 40 weeks during the 12-month reporting period.

While retail demand drove the market, insurance companies decreased their activity in the market as did banks because the 2017 cut in the corporate tax rate made tax-exempt municipal bonds less attractive.

The performance of the market was driven largely by demand for yield. Investors favored longer-term issues, causing the municipal bond yield curve to flatten during the period though it remains steep compared to the U.S. Treasury yield curve. The quest for yield also caused lower-quality issues to outperform higher-quality issues.

Supply increased somewhat during the reporting period but may have been inhibited by the absence of tax-exempt advance refunding bond issuance, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding tax-exempt debt with lower-yielding tax-exempt debt. Without this option, some entities have taken advantage of low yields by issuing taxable debt to refund tax-exempt debt.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds. Some issuers even made larger contributions to their pension funds, improving their funded status.

Yield-Curve Positioning and Security Selection Enhanced Fund Results

The fund’s performance was primarily driven its yield-curve positioning during the reporting period. Falling interest rates benefited the fund, given that it was positioned heavily in bonds with longer maturities, which perform better than shorter-dated bonds when interest rates decline. The fund was also concentrated in revenue bonds, and security selection in the education, housing, health care and water and sewer segments contributed to performance. In general obligation bonds, a position in Illinois state bonds was also advantageous. On a less positive note, the fund’s performance was hampered by positions in the tobacco, power, special tax and appropriation segments of the market.

The fund also added a tender option bond to add yield to the portfolio and take advantage of the relative cheapness of the longer end of the municipal yield curve while shorting U.S. Treasuries to hedge any interest-rate risk associated with this trade.

A Constructive Investment Posture

We are relatively constructive on the prospects for municipal bonds over the foreseeable future. While the U.S. economy is still solid, and the labor market remains strong, we anticipate that given the ongoing uncertainty related to trade issues, the Fed will respond with one additional rate cut in 2019.

We expect favorable supply-and-demand dynamics to continue to support municipal bond prices.

Although supply is expected to pick up, we believe demand will remain strong, driven by a continued need to shelter income, especially for investors in high-tax states. We anticipate that credit fundamentals will remain stable. We continue to favor a longer duration for the fund in order to capture incremental yield for the portfolio and we will remain focused on revenue bonds, seeking to add A and BBB rated issues when credit spreads widen. We will also add sub-investment-grade bonds as the opportunities in that segment of the market become available.

October 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until November 30, 2019, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION
September 30, 2019 (Unaudited)

Market Price per share September 30, 2019			$8.58
Shares Outstanding September 30, 2019			62,195,578
New York Stock Exchange Ticker Symbol			LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended September 30, 2019
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
High	$7.46	$8.02	$8.22	$8.72
Low	7.05	7.30	7.87	8.15
Close	7.18	7.89	8.17	8.58
PERCENTAGE GAIN (LOSS) based on change in Market Price†
September 23, 1987 (commencement of operations) through September 30, 2019				662.97%
October 1, 2009 through September 30, 2019				105.19
October 1, 2014 through September 30, 2019				36.95
October 1, 2018 through September 30, 2019				20.59
January 1, 2019 through September 30, 2019				24.17
April 1, 2019 through September 30, 2019				11.49
July 1, 2019 through September 30, 2019				6.30
NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)				$9.32
September 30, 2018				8.28
December 31, 2018				8.22
March 31, 2019				8.41
June 30, 2019				8.57
September 30, 2019				8.68
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
September 23, 1987 (commencement of operations) through September 30, 2019				728.12%
October 1, 2009 through September 30, 2019				93.88
October 1, 2014 through September 30, 2019				32.54
October 1, 2018 through September 30, 2019				10.51
January 1, 2019 through September 30, 2019				9.73
April 1, 2019 through September 30, 2019				5.82
July 1, 2019 through September 30, 2019				2.52

† Total return includes reinvestment of dividends and any capital gains paid.

STATEMENT OF INVESTMENTS
September 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .5%
Collateralized Municipal-Backed Securities - .5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048 (cost $2,518,150)	3.15	1/15/2036	2,500,000		2,702,575

Long-Term Municipal Investments - 157.7%
Alabama - 3.7%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	5,000,000		5,612,750
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,000,000		1,134,050
Jefferson County, Revenue Bonds, Refunding, Ser. F	0/7.90	10/1/2050	2,500,000	[a]	2,403,625
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		8,414,100
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,000,000		2,315,040
				19,879,565
Arizona - 4.9%
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis School Projects) Ser. D	5.00	7/1/2051	1,380,000	[b]	1,497,865
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School)	6.00	7/1/2052	3,000,000	[b]	3,430,200
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[b]	2,158,820
Tempe Industrial Development Authority, Revenue Bonds (Mirabella at ASU Project) Ser. B	5.35	10/1/2025	3,000,000	[b]	3,136,260

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Arizona - 4.9% (continued)
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Senior Gas Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	13.02	12/1/2037	4,030,000	[b,c,d]	5,391,430
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[b]	2,563,196
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,137,660
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	4,500,000	[b]	4,641,885
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,500,000	[b]	1,545,345
					26,502,661
California - 8.7%
California, GO	6.00	11/1/2035	230,000		230,892
California, GO	6.00	11/1/2035	7,270,000		7,298,062
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000		1,149,840
California Public Finance Authority, Revenue Bonds (NCCD-Claremont Properties LLC-Claremont Colleges Project) Ser. A	5.00	7/1/2047	1,000,000	[b]	1,061,120
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.50	12/1/2058	1,000,000	[b]	1,177,920
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Bentley School) Ser. A	7.00	7/1/2040	2,090,000		2,181,605
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,000,000		2,220,820
San Francisco City & County Redevelopment Agency Successor Agency, Special Tax Bonds, Refunding, Ser. A	5.00	8/1/2023	1,000,000		1,095,450

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
California - 8.7% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	13.63	7/1/2043	5,000,000	[b,c,d]	5,481,575
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, General Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	13.69	5/15/2038	10,000,000	[b,c,d]	11,175,075
Tender Option Bond Trust Receipts (Series 2016-XM0440), (Los Angeles Department of Airports, Senior Revenue Bonds, Refunding (Los Angeles International Airport)) Recourse, Underlying Coupon Rate (%) 5.00	13.63	5/15/2031	5,247,500	[b,c,d]	5,365,193
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 4.00	9.49	5/1/2050	7,780,000	[b,c,d]	8,591,075
					47,028,627
Colorado - 5.6%
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		1,095,740
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	4,715,000		5,061,222
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	3/1/2038	7,500,000	[b,c,d]	8,154,206
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Utilities System Improvement Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	13.53	11/15/2043	9,752,907	[b,c,d]	10,898,951

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Colorado - 5.6% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health)) Recourse, Underlying Coupon Rate (%) 4.00	9.35	8/1/2049	4,460,000	[b,c,d]	4,908,103
					30,118,222
Connecticut - 1.6%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Corp.)	5.00	12/1/2045	2,500,000		2,920,575
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	1,555,000		1,668,484
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[b]	3,956,085
					8,545,144
District of Columbia - 4.3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	1,000,000		1,232,270
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	13.53	12/1/2035	19,992,830	[b,c,d]	21,985,330
					23,217,600
Florida - 9.7%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2048	3,000,000		3,420,240
Clearwater, Revenue Bonds, Ser. A	5.25	12/1/2019	5,000,000	[e]	5,032,800
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[b]	4,962,500
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Saint Leo University Project)	5.00	3/1/2044	5,000,000		5,727,050
Greater Orlando Aviation Authority, Revenue Bonds, Refunding, Ser. A	6.25	10/1/2020	7,000,000		7,027,370
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[f]	1,280,310
Mid-Bay Bridge Authority, Revenue Bonds, Ser. A	7.25	10/1/2021	6,000,000	[e]	6,685,140

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Florida - 9.7% (continued)
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2029	1,000,000		1,199,470
St. Johns County Industrial Development Authority, Revenue Bonds, Refunding (Presbyterian Retirement Communities Project) Ser. A	6.00	8/1/2020	6,500,000	[e]	6,747,000
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	0.01	10/1/2049	3,435,000	[b,c,d]	3,846,905
Tender Option Bond Trust Receipts (Series 2019-XF2840), (Broward County Florida Port Facilities, Revenue Bonds, Ser. B) Recourse, Underlying Coupon Rate (%) 4.00	0.01	9/1/2049	4,700,000	[b,c,d]	5,127,700
Village Community Development District No.10, Special Assessment Bonds	6.00	5/1/2044	1,000,000		1,135,310
					52,191,795
Georgia - 6.5%
Atlanta, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	11/1/2034	1,445,000		1,449,624
Atlanta, Revenue Bonds, Ser. A	6.00	11/1/2019	6,000,000	[e]	6,022,740
Atlanta, Revenue Bonds, Ser. D	3.50	11/1/2028	1,845,000	[b]	1,935,829
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center) Ser. A1	7.00	1/1/2040	2,000,000		2,151,940
Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000		2,571,312
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	2,020,000		2,330,575
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges and Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	13.54	10/1/2043	10,000,000	[b,c,d]	11,165,400

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Georgia - 6.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0766), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Recourse, Underlying Coupon Rate (%) 4.00	9.82	7/1/2049	6,680,000	[b,c,d]	7,423,384
					35,050,804
Hawaii - 1.1%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000		1,585,725
Hawaii Pacific Health, Revenue Bonds, Ser. B	5.75	7/1/2020	4,415,000	[e]	4,559,503
					6,145,228
Idaho - .9%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,023,050
Illinois - 15.7%
Chicago, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,583,710
Chicago, GO, Ser. A	5.50	1/1/2049	5,000,000		5,853,600
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,626,170
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		2,264,700
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,279,560
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2035	1,015,000		1,066,461
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2021	3,985,000	[e]	4,201,545
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,585,000		4,272,029
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	2,500,000		2,912,225
Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		4,421,820
Illinois, GO, Ser. C	5.00	11/1/2029	7,270,000		8,306,557
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	3,500,000		3,815,700
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,439,650

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Illinois - 15.7% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project) Ser. B	0.00	12/15/2051	18,100,000	[f]	5,315,427
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	1,650,000		1,731,840
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	3,000,000		3,213,660
Railsplitter Tobacco Settlement Authority, Revenue Bonds	6.00	6/1/2021	5,050,000	[e]	5,436,729
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	13.27	12/1/2032	7,500,000	[b,c,d]	8,044,650
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	10/1/2040	12,000,000	[b,c,d]	13,954,440
University of Illinois, Revenue Bonds, Ser. A	5.00	4/1/2044	1,000,000		1,114,290
					84,854,763
Indiana - .8%
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Corp. Project) Ser. A	5.00	6/1/2039	1,585,000		1,661,492
Indiana Finance Authority, Revenue Bonds (Parkview Health System) Ser. A	5.00	11/1/2043	1,000,000		1,211,540
Indiana Finance Authority, Revenue Bonds, Refunding	5.00	3/1/2039	1,400,000		1,469,048
				4,342,080
Iowa - 1.5%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,375,000		8,049,886
Kansas - .6%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000		1,063,790

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Kansas - .6% (continued)
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	2,000,000		2,095,020
					3,158,810
Kentucky - .5%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,500,000		2,768,750
Louisiana - 2.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Corp. Project)	3.50	11/1/2032	3,100,000		3,301,624
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	13.19	7/1/2047	10,755,000	[b,c,d]	12,464,764
					15,766,388
Maine - .6%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center)	7.50	7/1/2032	3,000,000		3,290,040
Maryland - 2.6%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,820,180
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor and City Council of Baltimore, Project Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	13.45	7/1/2042	9,000,000	[b,c,d]	10,153,957
					13,974,137
Massachusetts - 9.0%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[b]	1,099,890
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,641,724

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Massachusetts - 9.0% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0368), (Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University Issue)) Non-recourse, Underlying Coupon Rate (%) 5.25	14.49	2/1/2034	10,000,000	[b,c,d]	10,519,700
Tender Option Bond Trust Receipts (Series 2016-XM0372), (Massachusetts, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	4/1/2027	8,600,000	[b,c,d]	9,069,410
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	5/15/2043	10,000,000	[b,c,d]	11,127,850
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	13.78	6/1/2047	12,750,000	[b,c,d]	15,236,158
					48,694,732
Michigan - 7.0%
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2031	3,000,000		3,171,720
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,537,450
Michigan Finance Authority, Revenue Bonds (Beaumont Health Credit Group)	5.00	11/1/2044	5,165,000		5,946,310
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000		2,305,540
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000		2,275,780
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000		2,328,900

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Michigan - 7.0% (continued)
Michigan Strategic Fund, Revenue Bonds, Refunding (Genesee Power Station Project)	7.50	1/1/2021	2,660,000		2,657,659
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. A	6.88	6/1/2042	5,000,000		5,063,050
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Ser. A	6.00	6/1/2048	4,000,000		4,025,480
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	9.48	11/15/2050	5,840,000	[b,c,d]	6,443,375
					37,755,264
Minnesota - .6%
Dakota County Community Development Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. 2006 A	5.30	12/1/2039	26,810		26,833
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000		3,489,240
				3,516,073
Mississippi - 1.1%
Mississippi Development Bank, Revenue Bonds, Refunding (Magnolia Regional Health Center Project) Ser. A	6.50	10/1/2031	5,500,000		5,804,150
Missouri - 2.7%
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.25	9/1/2053	5,000,000		5,707,600
St. Louis Land Clearance For Redevelopment Authority, Revenue Bonds (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/2046	4,925,000		5,549,441
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,500,000		3,607,940
					14,864,981

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Nevada - .5%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,977,287
New Jersey - 3.9%
Essex County Improvement Authority, Revenue Bonds	5.25	7/1/2045	1,000,000	[b]	1,014,590
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.25	9/15/2029	3,375,000		3,701,430
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	4,000,000		4,636,680
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,713,239
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,775,000		2,028,594
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,346,060
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,721,370
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	14.04	6/15/2040	3,250,000	[b,c,d]	3,665,846
					20,827,809
New Mexico - 1.3%
Farmington, Revenue Bonds, Refunding (Public Service Company of New Mexico San Juan Project) Ser. D	5.90	6/1/2040	7,000,000		7,205,520
New York - 9.8%
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2027	4,490,000		4,829,579
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	5,000,000		5,026,300
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[f]	2,818,306
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	27,255,000	[f]	4,151,209

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
New York - 9.8% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[b]	7,743,610
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,500,000		3,876,670
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	5.00	8/1/2026	500,000		525,690
Niagara Area Development Corp., Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,119,440
Port Authority Of New York & New Jersey, Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2036	2,000,000		2,110,780
Tender Option Bond Trust Receipts (Series 2016-XM0370), (New York City Transitional Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.25	14.49	11/1/2025	5,000,000	[b,c,d]	5,209,313
Tender Option Bond Trust Receipts (Series 2016-XM0438), (New York City Transitional Finance Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.50	15.50	11/1/2027	5,000,000	[b,c,d]	5,221,188
Tender Option Bond Trust Receipts (Series 2019-XM0771), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)) Non-recourse, Underlying Coupon Rate (%) 4.00	10.30	11/15/2048	7,045,000	[b,c,d]	7,901,713
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2048	1,165,000		1,159,152
					52,692,950
North Carolina - 2.3%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn at Maryfield)	5.00	10/1/2035	1,005,000		1,074,988

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
North Carolina - 2.3% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF0792), (North Carolina Medical Care Commission, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	9.87	11/1/2049	10,000,000	[b,c,d]	11,150,550
					12,225,538
Ohio - 10.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A2	6.50	6/1/2047	14,690,000		15,080,460
Butler County, Revenue Bonds	5.50	11/1/2020	1,490,000	[e]	1,558,227
Butler County, Revenue Bonds, Refunding	5.50	11/1/2020	2,360,000	[e]	2,468,064
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[f]	2,997,139
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[f]	3,203,273
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2057	2,000,000		2,237,360
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2022	4,590,000		4,884,081
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper LLC Project)	4.50	1/15/2048	2,250,000	[b]	2,440,845
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Sewer System Improvement Revenue Bonds, Refunding (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	12/1/2038	17,000,000	[b,c,d]	19,090,702
					53,960,151
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.25	8/15/2048	1,500,000		1,779,135

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Oregon - .9%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project) Ser. A	5.00	11/15/2052	1,500,000		1,704,420
Warm Springs Reservation Confederated Tribe, Revenue Bonds (Pelton Round Butte Project) Ser. B	6.38	11/1/2033	3,300,000		3,313,431
					5,017,851
Pennsylvania - 4.0%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,500,000		1,884,975
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,355,398
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2036	3,675,000		4,109,348
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,500,000		1,532,775
Philadelphia, GO, Refunding	6.50	8/1/2020	3,550,000	[e]	3,700,697
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.13	13.99	6/1/2041	3,000,000	[b,c,d]	3,156,405
Tender Option Bond Trust Receipts (Series 2018-XM0594), (Berks County Industrial Development Authority, Health System Revenue Bonds, Refunding (Tower Health Project)) Recourse, Underlying Coupon Rate (%) 5.00	13.27	11/1/2050	4,920,000	[b,c,d]	5,669,919
					21,409,517
South Carolina - 5.6%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities)	5.00	11/15/2047	2,850,000		3,281,632

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
South Carolina - 5.6% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	10.71	12/1/2043	15,000,000	[b,c,d]	16,761,050
Tender Option Bond Trust Receipts (Series 2016-XM0442), (Columbia, Waterworks and Sewer System Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	16.31	2/1/2040	10,000,000	[b,c,d]	10,120,880
					30,163,562
Tennessee - 2.9%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	13.21	7/1/2040	5,000,000	[b,c,d]	5,564,113
Tender Option Bond Trust Receipts (Series 2016-XM0446), (Rutherford County Health and Educational Facilities Board, Revenue Bonds (Ascension Health Senior Credit Group)) Recourse, Underlying Coupon Rate (%) 5.00	13.36	11/15/2040	10,000,000	[b,c,d]	10,039,525
					15,603,638
Texas - 9.0%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,928,675
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,700,340
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. A	5.75	8/15/2045	4,500,000		4,945,140
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	6,000,000		6,724,080
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,624,375
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	6.00	12/1/2020	2,500,000	[e]	2,632,850

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Texas - 9.0% (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[f]	1,862,315
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,629,660
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	13.48	2/1/2043	16,750,000	[b,c,d]	18,507,616
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation)	5.00	12/31/2050	1,300,000		1,451,060
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	3,000,000		3,506,340
				48,512,451
U.S. Related - 1.6%
Guam, Revenue Bonds, Ser. A	5.75	12/1/2019	2,000,000	[e]	2,014,840
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	965,000		987,205
Guam Waterworks Authority, Revenue Bonds	5.63	7/1/2020	2,000,000	[e]	2,064,980
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	3,500,000		3,678,710
				8,745,735
Utah - .7%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) (Insured; UT CSCE) Ser. A	5.00	4/15/2049	1,190,000		1,437,710
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2040	2,345,000		2,538,275
				3,975,985
Virginia - 5.1%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	2,100,000		2,160,186

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Virginia - 5.1% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0448), (Virginia Small Business Financing Authority, Health Care Facilities Revenue Bonds, Refunding (Sentara Healthcare)) Recourse, Underlying Coupon Rate (%) 5.00	13.36	11/1/2040	10,000,000	[b,c,d]	10,192,400
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	15.82	7/1/2057	7,500,000	[b,c,d]	9,329,681
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	5,000,000		5,730,900
					27,413,167
Washington - 6.6%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,293,880
Port of Seattle, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2027	4,300,000		5,297,299
Tender Option Bond Trust Receipts (Series 2017-XF2423), (King County, Server Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	13.57	1/1/2029	4,000,000	[b,c,d]	4,180,420
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	7.52	7/1/2058	17,000,000	[b,c,d]	20,163,700
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Projects) Ser. A	5.00	1/1/2051	1,700,000	[b]	1,877,174
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest) Ser. A	5.00	1/1/2046	1,500,000	[b]	1,660,185
					35,472,658
Wisconsin - .6%
Public Finance Authority, Revenue Bonds (Southmister)	5.00	10/1/2048	2,000,000	[b]	2,217,840

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 157.7% (continued)
Wisconsin - .6% (continued)
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[b] 839,790
				3,057,630
Total Long-Term Municipal Investments (cost $791,144,668)			851,583,334
Description	Annualized Yield (%)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $518,998)	1.90	11/7/2019	520,000	[g,h] 519,084
Total Investments (cost $794,181,816)			158.3%	854,804,993
Liabilities, Less Cash and Receivables			(43.7%)	(235,975,141)
Preferred Stock, at redemption value			(14.6%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	539,929,852

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, these securities were valued at $429,301,361 or 79.51% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Education	24.2
General	23.7
Medical	21.0
Water	15.1
Transportation	11.0
General Obligation	9.9
Prerefunded	9.8
Development	8.3
Nursing Homes	7.3
Utilities	5.7
Airport	5.6
Tobacco Settlement	5.5
Power	4.0
School District	3.1
Pollution	2.0
Single Family Housing	1.1
Multifamily Housing	.5
Special Tax	.2
Housing	.2
Government	.1
158.3

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF FUTURES

September 30, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	106	12/19	21,017,772	20,342,063	675,709
Gross Unrealized Appreciation				675,709

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	794,181,816	854,804,993
Cash		574,234
Interest receivable		11,723,800
Prepaid expenses		26,661
		867,129,688
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		337,872
Payable for floating rate notes issued—Note 3		246,228,237
Interest and expense payable related to floating rate notes issued—Note 3		1,497,213
Commissions payable—Note 1		37,622
Dividends payable to Preferred Shareholders		25,710
Directors fees and expenses payable		7,917
Payable for futures variation margin—Note 3		6,625
Other accrued expenses		158,640
		248,299,836
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		539,929,852
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,195,578 shares issued and outstanding)		62,196
Paid-in capital		493,638,920
Total distributable earnings (loss)		46,228,736
Net Assets Applicable to Common Shareholders ($)		539,929,852

Shares Outstanding
(500 million shares of $.001 par value Common Stock authorized)	62,195,578
Net Asset Value Per Share of Common Stock ($)	8.68

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income ($):
Interest Income	37,478,299
Expenses:
Management fee—Note 2(a)	4,507,159
Interest and expense related to floating rate notes issued—Note 3	4,764,410
Commission fees—Note 1	158,049
Directors’ fees and expenses—Note 2(c)	99,888
Professional fees	96,799
Registration fees	71,107
Shareholder servicing costs	55,007
Shareholders’ reports	25,165
Custodian fees—Note 2(b)	3,057
Miscellaneous	53,264
Total Expenses	9,833,905
Less—reduction in expenses due to undertaking—Note 2(a)	(600,956)
Net Expenses	9,232,949
Investment Income—Net	28,245,350
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,012,151
Net realized gain (loss) on futures	(618,686)
Net Realized Gain (Loss)	1,393,465
Net change in unrealized appreciation (depreciation) on investments	22,946,113
Net change in unrealized appreciation (depreciation) on futures	675,709
Net Change in Unrealized Appreciation (Depreciation)	23,621,822
Net Realized and Unrealized Gain (Loss) on Investments	25,015,287
Dividends to Preferred Shareholders	(2,088,248)
Net Increase in Net Assets Resulting from Operations	51,172,389

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended September 30, 2019

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(198,859,446)
Proceeds from sales of portfolio securities	196,725,819
Net purchase (sales) of short-term securities	(17,346,926)
Dividends paid to Preferred Shareholders	(2,087,707)
Interest received	57,476,156
Paid to BNY Mellon Investment Adviser, Inc.	(3,892,114)
Operating expenses paid	(591,363)
Net Realized and Unrealized Gain (Loss) on futures†	63,648
Net Cash Provided by Operating Activities		31,488,067
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(26,122,147)
Interest and expense related to floating
rate notes issued paid	(4,830,702)
Net Cash Provided in Financing Activities		(30,952,849)
Net Increase (Decrease) in cash		535,218
Cash at beginning of period		39,016
Cash at end of period		574,234
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		51,172,389
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(19,691,372)
Decrease in interest receivable		1,081,979
Decrease in prepaid expenses		10,312
Increase in BNY Mellon Investment Adviser, Inc. and affiliates		14,089
Net change in unrealized appreciation (depreciation) on futures†		682,334
Increase in payable for floating rate notes issued		16,830,000
Interest and expense related to floating rate notes issued		4,764,410
Increase in dividends payable to Preferred Shareholders		541
Increase in Directors fees and expense payable		3,610
Decrease in commissions payable and other accrued expenses		(42,949)
Net change in unrealized appreciation on investments		(23,621,822)
Net amortization of premiums on investments		284,546
Net Cash Provided by Operating Activities		31,488,067

† Includes change in variation margin from beginning of period.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2019	2018
Operations ($):
Investment income—net	28,245,350	31,252,385
Net realized gain (loss) on investments	1,393,465	2,279,557
Net change in unrealized appreciation (depreciation) on investments	23,621,822	(28,303,332)
Dividends to Preferred Shareholders	(2,088,248)	(2,089,976)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	51,172,389	3,138,634
Distributions ($):
Distributions to Common Shareholders	(26,122,147)	(28,103,692)
Capital Stock Transactions ($):
Proceeds from Auction Preferred Stock to Common Shareholders	-	3,180,000
Distributions reinvested	-	707,143
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	3,887,143
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	25,050,242	(21,077,915)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	514,879,610	535,957,525
End of Period	539,929,852	514,879,610
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	82,610
Net Increase (Decrease) in Shares Outstanding	-	82,610

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.28	8.63	9.12	8.75	8.76
Investment Operations:
Investment income—net[a]	.45	.50	.51	.53	.55
Net realized and unrealized gain (loss) on investments	.40	(.42)	(.45)	.37	(.03)
Dividends to Preferred Shareholders from investment income—net	(.03)	(.03)	(.03)	(.01)	(.00)[b]
Total from Investment Operations	.82	.05	.03	.89	.52
Distributions to Common Shareholders:
Dividends from investment income—net	(.42)	(.45)	(.52)	(.52)	(.53)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	.05	-	-	-
Net asset value, end of period	8.68	8.28	8.63	9.12	8.75
Market value, end of period	8.58	7.50	8.79	9.35	8.18
Total Return (%)[c]	20.59	(9.72)	(.19)	21.11	4.07

	Year Ended September 30,
	2019	2018	2017	2016	2015
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.88	1.81	1.49	1.30	1.26
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.77	1.69	1.37	1.17	1.13
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.91	.76	.39	.22	.17
Ratio of net investment income to average net assets applicable to Common Stock[d]	5.41	5.99	5.96	5.83	6.24
Ratio of total expenses to total average net assets	1.64	1.50	1.18	1.03	1.00
Ratio of net expenses to total average net assets	1.54	1.40	1.08	.93	.90
Ratio of interest and expense related to floating rate notes issued to total average net assets	.79	.63	.31	.17	.14
Ratio of net investment income to total average net assets	4.70	4.96	4.71	4.64	4.94
Portfolio Turnover Rate	33.21	17.93	8.77	10.40	9.60
Asset Coverage of Preferred Stock, end of period	784	753	476	496	480
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	539,930	514,880	535,958	564,910	541,090
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	142,500	142,500	142,500
Floating Rate Notes Outstanding, end of period ($ x 1,000)	246,228	229,398	148,574	139,574	146,129

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c  Calculated based on market value.

d Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

Effective June 3, 2019, the fund changed its name from Dreyfus Strategic Municipals, Inc. to BNY Mellon Strategic Municipals, Inc.. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities, excluding short-term investment (other than U.S. Treasury Bills) and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	2,702,575	-	2,702,575
Municipal Bonds†	-	851,583,334	-	851,583,334
U.S. Treasury Securities	-	519,084	-	519,084
Other Financial Instruments:
Futures††	675,709	-	-	675,709
Liabilities ($)
Floating Rate Notes†††	-	(246,228,237)	-	(246,228,237)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 27, 2019, the Board declared a cash dividend of $.035 per share from investment income-net, payable on October 31, 2019 to Common Shareholders of record as of the close of business on October 15, 2019. The ex-dividend date was October 11, 2019.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2019, for each Series of APS were as follows: Series M-2.530%, Series T-2.373%, Series W-2.373%, Series TH-2.373% and Series F-2.420%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2019 for each Series of APS were as follows: Series M-2.649%, Series T-2.654%, Series W-2.645%, Series TH-2.637% and Series F-2.646%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,775,638, accumulated capital losses $16,191,595 and unrealized appreciation $61,158,087.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $6,161,462 of short-term capital losses and $10,030,133 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2019 and September 30, 2018 were as follows: tax-exempt income $28,210,395 and $30,044,088, and ordinary income $0 and $149,580, respectively.

During the period ended September 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover expiration, the fund increased total distributable earnings (loss) by $6,369,224 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended September 30, 2019.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary

NOTES TO FINANCIAL STATEMENTS (continued)

expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. The Adviser has currently undertaken, from October 1, 2018 through November 30, 2019, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $600,956 during the period ended September 30, 2019.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2019, the fund was charged $3,057 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended September 30, 2019, the fund was charged $6,968 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $382,131, custodian fees $6,309 and Chief Compliance Officer fees $2,027, which are offset against an expense reimbursement currently in effect in the amount of $52,595.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended September 30, 2019, amounted to $198,858,886 and $197,201,032, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2019 was approximately $230,001,250 with a related weighted average annualized interest rate of 2.07%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative

NOTES TO FINANCIAL STATEMENTS (continued)

instrument that was held by the fund during the period ended September 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at September 30, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2019:

Average Market Value ($)
Interest rate futures	4,271,024

At September 30, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was $547,418,669; accordingly, accumulated net unrealized appreciation on investments was $61,158,087, consisting of $61,723,924 gross unrealized appreciation and $565,837 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Strategic Municipals, Inc. (formerly, Dreyfus Strategic Municipals, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Municipals, Inc. (the “Fund”) (formerly, Dreyfus Strategic Municipals, Inc.), including the statements of investments and futures, as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 26, 2019

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan. The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2019, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2019 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 12, 2019.

	Shares
	For	Authority Withheld
To elect one Class I Directors†:
Joseph S. DiMartino	50,987,967	3,264,409
Alan H. Howard	52,138,443	2,113,933
Joni Evans	50,770,831	3,481,545

† The term of the Class I Director expires in 2022.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Current term expires in 2022.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)
Board Member (2007)
Current term expires in 2022.

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)
Board Member (2017)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (-)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (1994)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Alan H. Howard (60)
Board Member (2018)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a designer and manufacturer of watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)
Board Member (1995)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (68)
Board Member (2007)
Current term expires in 2021.

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (73)
Board Member (1989)
Current term expires in 2021.

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2007)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 61 years old and has been an employee of Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 48 years old and has been an employee of Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 53 years old and has been an employee of Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 32 years old and has been an employee of Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 29 years old and has been an employee of Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 44 years old and has been an employee of Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 54 years old and has been an employee of Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 51 years old and has been an employee of Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. She is 34 years old and has been an employee of Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 51 years old and has been an employee of Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 55 years old and has been an employee of Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 52 years old and has been an employee of Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by Adviser. He is 52 years old and has been an employee of Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

NOTES

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Alan H. Howard	Portfolio Managers
Robin A. Melvin ††	Daniel A. Rabasco
Burton N. Wallack	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Elected by APS Holders	Adviser
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
Renee Laroche-Morris	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice President and Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Peter M. Sullivan	Auction Agent
Natalya Zelensky	Deutsche Bank Trust Company America
Vice President
David DiPetrillo	(Auction Preferred Stock)
Treasurer	Stock Exchange Listing
James Windels	NYSE Symbol: LEO
Assistant Treasurers	Initial SEC Effective Date
Gavin C. Reilly	9/23/87
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	LEO

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853AR0919

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,997 in 2018 and $38,144 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,418 in 2018 and $33,238 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,553 in 2018 and $3,765 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $665,432 in 2018 and $616,403 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

            The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are:   Joseph S. DiMartino,  Joni Evans, Joan Gulley, Ehud Houminer, Alan Howard, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at www.bnymellonim.com/us and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of September 30, 2019:

Daniel Rabasco and Jeffrey Burger of Mellon Investments Corporation (“Mellon”), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger, a portfolio manager for tax-sensitive strategies at Mellon, has served as a primary portfolio manager of the fund since July 2014.  He has been employed as a portfolio manager and analyst at Mellon since 2006.

Mr. Rabasco, a managing director and the head of municipal bonds at Mellon, has served as a primary portfolio manager of the fund since July 2016.  He has been employed at Mellon since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	3	$1.5 billion	1	$379 million	460	$2 billion
Daniel Rabasco	14	$7.5 billion	0	$0	58	$3 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser.   BNYM Investment Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, BNYM Investment Adviser could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

BNYM Investment Adviser's goal is to provide high quality investment services to all of its clients, while meeting BNYM Investment Adviser's fiduciary obligation to treat all clients fairly.  BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of BNYM Investment Adviser's portfolio managers.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Mellon Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Mellon's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Mellon products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Mellon.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Daniel Rabasco	BNY Mellon Strategic Municipals, Inc.	None
Jeffrey Burger	BNY Mellon Strategic Municipals, Inc.	None

(b)        Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)